                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          12/1/2005 through 12/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
     (A) Total Portfolio Balance                                                                            $1,352,890,312.71
     (B) Total Securities Balance                                                                           $1,352,890,312.71
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                        $288,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     21.29%
         (iii) Class A-1 Notes Rate                                                                                  2.68600%
         (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $307,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     22.69%
         (iii) Class A-2 Notes Rate                                                                                    3.210%
         (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $415,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     30.68%
         (iii) Class A-3 Notes Rate                                                                                    3.530%
         (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $298,900,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                     22.09%
         (iii) Class A-4 Notes Rate                                                                                    3.820%
         (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
     (G) Certificates
         (i)   Certificates Balance                                                                            $43,990,312.71
         (ii)  Certificates Percentage (G(i)/B)                                                                         3.25%
         (iii) Certificates Rate                                                                                       3.820%
         (iv) Certificates Accrual Basis                                                                               30/360
     (H) Servicing Fee Rate                                                                                             1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                            5.02%
         (ii)  Weighted Average Original Maturity (WAOM)                                                                58.33 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                                52.67 months
         (iv)  Number of Receivables                                                                                   83,437
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
         (ii)  Reserve Account Initial Deposit                                                                  $6,764,451.56
         (iii) Specified Reserve Account Percentage                                                                     0.75%
         (iv)  Specified Reserve Account Balance                                                               $10,146,677.35

     (K) Yield Supplement Account Deposit                                                                      $13,202,261.03

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                                              $941,499,429.83
     (B) Total Securities Balance                                                                             $941,499,429.83
     (C) Cumulative Note and Certificate Pool Factor                                                                0.6959170
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                  $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $187,977,170.18
         (ii)  Class A-2 Notes Pool Factor                                                                          0.6123035
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $415,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                          1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $298,900,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                          1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                            $39,622,259.65
         (ii)  Certificates Pool Factor                                                                             0.9007042
         (iii) Certificates Interest Carryover Shortfall                                                                $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                  $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                 $10,146,677.35
         (ii)  Yield Supplement Account                                                                         $7,412,659.10
         (iii) Payahead Account                                                                                         $0.00
         (iv)  Advances Outstanding                                                                               $477,259.78
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                            4.95%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                41.90 months
         (iii) Number of Receivables                                                                                   71,691
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                         95.87%
         (ii)  Certificate Percentage                                                                                  4.13%

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          12/1/2005 through 12/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                          $0.00
         (ii)  Prepayments in Full                                                                                      $0.00
         (iii) Prepayments in Full due to Repurchases                                                                   $0.00
     (B) Precomputed Contracts Collections                                                                              $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                           $21,997,295.62
         (ii)  Prepayments in Full                                                                             $11,472,573.10
         (iii) Repurchased Receivables Related to Principal                                                             $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                      $3,814,994.80
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                       $0.00
         (ii)  Current Advance Amount                                                                                   $0.00
     (G) Interest Advance for simple Interest - Net                                                               ($1,934.74)
     (H) Payahead Account
         (i)   Payments Applied                                                                                         $0.00
         (ii)  Additional Payaheads                                                                                     $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                            4.94%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                40.95 months
         (iii) Remaining Number of Receivables                                                                         70,594
     (J) Delinquent Receivables                                   # Units                  Dollar Amount
                                                             -----------------  ----------------------------
         (i)   31-60 Days Delinquent                         1,902       2.69%  $25,767,028.41         2.84%
         (ii)  61-90 Days Delinquent                           369       0.52%   $5,113,821.00         0.56%
         (ii)  91 Days or More Delinquent                       94       0.13%   $1,329,213.88         0.15%
     (K) Vehicles Repossessed During Collection Period          43       0.06%     $666,350.02         0.07%
     (L) Total Repossessed Vehicles in Inventory                78       0.11%   $1,193,591.63         0.13%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                           $0.00
     (B) Reserve Account Investment Income                                                                         $35,590.21
     (C) Yield Supplement Account Investment Income                                                                $26,969.87
     (D) Trust Fees Expense                                                                                             $0.00
     (E) Aggregate Net Losses for Collection Period                                                                650,304.65
     (F) Liquidated Receivables Information
         (i)  Gross Principal Balance on Liquidated Receivables                                                  1,235,953.20
         (ii) Liquidation Proceeds                                                                                 477,909.63
         (ii) Recoveries from Prior Month Charge Offs                                                              107,738.92
     (G) Days in Accrual Period                                                                                            33
     (H) Deal age                                                                                                          12

                                                                        MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $3,813,060.06

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $33,469,868.72
     (B) Liquidation Proceeds  (IV(F(i)))                                                                          477,909.63
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       107,738.92
                                                                                                   --------------------------
     (E) Total Principal Collections (A+B+C+D)                                                                 $34,055,517.27

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $37,868,577.33

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                    $454,006.29

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $38,322,583.62

                                                                        MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $784,582.86
         (ii)  Servicing Fee Paid                                                                                  784,582.86
         (iii) Servicing Fee Shortfall                                                             --------------------------
                                                                                                                        $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                 $35,590.21
     (C) Yield Supplement Account Investment Income  (IV(C))                                                            $0.00
     (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                                         $0.00
               (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                   --------------------------
               (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                                   $502,838.93
               (b) Class A-2 Notes Interest Paid                                                                   502,838.93
                                                                                                   --------------------------
               (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
         (iii)     Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                                 $1,220,791.67
               (b) Class A-3 Notes Interest Paid                                                                 1,220,791.67
                                                                                                   --------------------------
               (c) Class A-3 Notes Interest Shortfall                                                                   $0.00

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          12/1/2005 through 12/31/2005

         (iv)  Class A-4 Notes
               (a) Class A-4 Notes Interest Due                                                                   $951,498.33
               (b) Class A-4 Notes Interest Paid                                                                   951,498.33
                                                                                                   --------------------------
               (c) Class A-4 Notes Interest Shortfall                                                                   $0.00
         (v) Total Note Interest
               (a) Total Note Interest Due                                                                      $2,675,128.93
               (b) Total Note Interest Paid                                                                      2,675,128.93
                                                                                                   --------------------------
               (c) Total Note Interest Shortfall                                                                        $0.00
               (d) Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $34,862,871.83
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                                     $33,272,471.47
         (ii)  Class A-1 Notes Principal
               (a) Class A-1 Notes Principal Due                                                                        $0.00
               (b) Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                   --------------------------
               (c) Class A-1 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (iii) Class A-2 Notes Principal
               (a) Class A-2 Notes Principal Due                                                               $33,272,471.47
               (b) Class A-2 Notes Principal Paid                                                               33,272,471.47
                                                                                                   --------------------------
               (c) Class A-2 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (iv)  Class A-3 Notes Principal
               (a) Class A-3 Notes Principal Due                                                                        $0.00
               (b) Class A-3 Notes Principal Paid                                                                        0.00
                                                                                                   --------------------------
               (c) Class A-3 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (v)   Class A-4 Notes Principal
               (a) Class A-4 Notes Principal Due                                                                        $0.00
               (b) Class A-4 Notes Principal Paid                                                                        0.00
                                                                                                   --------------------------
               (c) Class A-4 Notes Principal Shortfall                                                                  $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00
         (vi)  Total Notes Principal
               (a) Total Notes Principal Due                                                                    33,272,471.47
               (b) Total Notes Principal Paid                                                                   33,272,471.47
                                                                                                   --------------------------
               (c) Total Notes Principal Shortfall                                                                      $0.00
               (d) Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                                          $1,590,400.36
     Amount deposited into reserve account                                                                               0.00
     Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                   --------------------------
     Excess funds available to Certificateholders                                                                1,590,400.36
                                                                                                   --------------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                   $126,130.86
         (ii)  Certificate Interest Shortfall Beginning Balance                                                         $0.00
                                                                                                   --------------------------
         (iii) Total Certificate Interest Due                                                                     $126,130.86
         (iv)  Certificate Interest Paid                                                                           126,130.86
                                                                                                   --------------------------
         (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                $1,433,350.45
         (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                   --------------------------
         (iii) Total Certificate Principal Due                                                                  $1,433,350.45
         (iv)  Certificate Principal Paid                                                                        1,433,350.45
                                                                                                   --------------------------
         (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
     (C) Release to Seller                                                                                         $30,919.05

                                                                   DISTRIBUTIONS SUMMARY

     (A) Total Collections                                                                                     $38,322,583.62
     (B) Service Fee                                                                                              $784,582.86
     (C) Trustee Fees                                                                                                    0.00
     (D) Class A1 Amount                                                                                                $0.00
     (E) Class A2 Amount                                                                                       $33,775,310.40
     (F) Class A3 Amount                                                                                        $1,220,791.67
     (G) Class A4 Amount                                                                                          $951,498.33
     (H) Amount Deposited into Reserve Account                                                                          $0.00
     (I) Certificateholders                                                                                     $1,559,481.31
     (J) Release to seller                                                                                         $30,919.05
     (K) Total amount distributed                                                                              $38,322,583.62
     (L) Amount of Draw from Reserve Account                                                                             0.00
     (M) Excess Amount Released from Reserve Account                                                                     0.00

                                                                 PORTFOLIO AND SECURITY SUMMARY

                                                                                Beginning                           End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                    of Period                        of Period
                                                                         --------------------------      ---------------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                     $901,877,170.18                $868,604,698.71
         (ii)   Note Pool Factor                                                     0.6890344                      0.6636143
         (iii)  Class A-1 Notes Balance                                                   0.00                           0.00
         (iv)   Class A-1 Notes Pool Factor                                          0.0000000                      0.0000000
         (v)    Class A-2 Notes Balance                                         187,977,170.18                 154,704,698.71
         (vi)   Class A-2 Notes Pool Factor                                          0.6123035                      0.5039241
         (vii)  Class A-3 Notes Balance                                         415,000,000.00                 415,000,000.00
         (viii) Class A-3 Notes Pool Factor                                          1.0000000                      1.0000000
         (ix)   Class A-4 Notes Balance                                         298,900,000.00                 298,900,000.00
         (x)    Class A-4 Notes Pool Factor                                          1.0000000                      1.0000000

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-1 Owner Trust
                          12/1/2005 through 12/31/2005

         (xi)   Certificates Balance                                             39,622,259.65                  38,188,909.20
         (xii)  Certificates Pool Factor                                             0.9007042                      0.8681209
         (xiii) Total Principal Balance of Notes and Certificates               941,499,429.83                 906,793,607.91
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                            4.95%                          4.94%
         (ii)   Weighted Average Remaining Maturity (WAM)                                41.90 months                   40.95 months
         (iii)  Remaining Number of Receivables                                         71,691                         70,594
         (iv)   Portfolio Receivable Balance                                   $941,499,429.83                $906,793,607.91
     (C) Outstanding Advance Amount                                                $477,259.78                    $475,325.04
     (D) Outstanding Payahead Balance                                                    $0.00                          $0.00

                                                                        SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                     $10,146,677.35
     (B) Draws                                                                                                           0.00
         (i)   Draw for Servicing Fee                                                                                    0.00
         (ii)  Draw for Interest                                                                                         0.00
         (iii) Draw for Realized Losses                                                                                  0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                               10,146,677.35
     (E) Reserve Account Required Amount                                                                        10,146,677.35
     (F) Final Reserve Account Required Amount                                                                  10,146,677.35
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Release of Reserve Account Balance to Seller                                                                    0.00
     (I) Ending Reserve Account Balance                                                                         10,146,677.35

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                              7,412,659.10
     (B) Investment Earnings                                                                                        26,969.87
     (C) Investment Earnings Withdraw                                                                                    0.00
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                           454,006.29
     (F) Release of Yield Deposit Account Balance to Seller                                                              0.00
                                                                                                   --------------------------
     (G) Ending Yield Supplement Account Balance                                                                 6,985,622.68

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)  Liquidation Proceeds                                                                                $477,909.63
         (ii) Recoveries on Previously Liquidated Contracts                                                        107,738.92
     (B) Aggregate Net Losses for Collection Period                                                                650,304.65
     (C) Net Loss Rate for Collection Period (annualized)                                                               0.84%
     (D) Cumulative Net Losses for all Periods                                                                   4,437,362.33
     (E) Delinquent Receivables                                   # Units             Dollar Amount
                                                             -----------------  ----------------------------
         (i)  30-59 Days Delinquent                             1,902    2.69%   $25,767,028.41       2.84%
         (ii) 60-89 Days Delinquent                               369    0.52%    $5,113,821.00       0.56%
         (ii) 90 Days or More Delinquent                           94    0.13%    $1,329,213.88       0.15%

XVIII. REPOSSESSION ACTIVITY                                    # Units              Dollar Amount
----------------------------                                 -----------------  ----------------------------
     (A) Vehicles Repossessed During Collection Period             43    0.06%      $666,350.02       0.07%
     (B) Total Repossessed Vehicles in Inventory                   78    0.11%    $1,193,591.63       0.13%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                       0.61%
         (ii)  Preceding Collection Period                                                                              0.84%
         (iii) Current Collection Period                                                                                0.84%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.76%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or
         More to the Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                       0.57%
         (ii)  Preceding Collection Period                                                                              0.71%
         (iii) Current Collection Period                                                                                0.77%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.68%

     (C) Loss and Delinquency Trigger Indicator                                                  Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President